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                                                                   EXHIBIT 10.10

                                    Waiver
                                    ------

     The undersigned hereby waives the right of first refusal granted to Cruttenden Roth pursuant to the provisions of Section 9 of that certain Agreement for Advisory Services dated April 10, 1997 by and among Walter W. Cruttenden, III, The Keith Companies, Inc., Keith International, Inc. and Keith Engineering, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Waiver this
                                                                       -----
day of July, 1998

                                        /s/ Walter W. Cruttenden
                                       --------------------------
                                        Walter W. Cruttenden, III